                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2001
                                ----------------
                                (Date of Report)


                                January 24, 2001
                                ----------------
                        (Date of earliest event reported)


                              POLAROID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     1-4085
                                     ------
                            (Commission File Number)


                                   04-1734655
                                   ----------
                        (IRS Employer Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On January 24, 2001, Polaroid Corporation issued a press release that announced the resignation of Judith G. Boynton, Executive Vice President, Business Development and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

     On January 25, 2001, Polaroid Corporation issued a press release that announced the 2000 fourth quarter and full year results. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7. (c) Exhibits

Exhibit 99.1 Polaroid Press Release dated January 24, 2001 announced the resignation of Judith G. Boynton, Executive Vice President, Business Development and Chief Financial Officer.

Exhibit 99.2 Polaroid Press Release dated January 25, 2001 announcing 2000 fourth quarter and full year results.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             POLAROID CORPORATION



                             By       /S/ NEAL D. GOLDMAN
                                      ------------------------------------------
                             Name:    Neal D. Goldman
                             Title:   Senior Vice President, General Counsel and
                                               Secretary


Dated: January 25, 2001